• o o • o o o • o o o o o

Portfolio Evolution to Grocery Anchored Assets

• • • • • • • • • • • • • • • • • •

o o o o o

• • • • • • •

InvenTrust Properties

INVESTOR PRESENTATION

June 2018


publix
FOOD & PHARMACY


WHOLE FOODS
MARKET


Kroger


COSTCO


TRADER JOE'S

Forward Looking Statements

Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representation, plans or predictions of the future and are typically identified by words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, market, political and economic volatility experienced by the U.S. economy or real estate industry as a whole, and the regional and local political and economic conditions in the markets in which our properties are located; competitive business market conditions experienced by our retail tenants and shadow anchor retailers, such as challenges competing with e-commerce channels; our ability to execute on our business strategy and enhance stockholder value; and our ability to manage our debt. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

The companies depicted in the photographs or otherwise herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with InvenTrust Properties Corp. in any manner.

InvenTrust – A Unique Retail Platform

The Right Properties in the Right Markets with Multiple Growth Drivers



Best-in-Class Balance Sheet

- Simple & Flexible
- Maintain Net Debt / EBITDA of 4.0x – 5.0x


SAFEWAY

Focused Portfolio In Sun Belt Markets

- $3.5 Billion Retail REIT [1]
- Concentrating Portfolio into ~15 Core Markets with Superior Demographics
- Fewer Markets & Reduced GLA Brings Increased Operational Efficiencies


Kroger

Premier Necessity-Based Assets

- Target NOI growth 2% to 3%
- 81% of Portfolio's ABR [2] Comes from Grocery-Anchored Centers
- Portfolio ABR PSF of $17.63[3] (proforma 2020 of $19.00)
- Recycled over $2.3 Billion of Assets in Markets with Low NOI Growth Characteristics
- Redevelopment Starts in Excess of $40M with a Yield on Cost of 7% - 13%

Best-In-Class Balance Sheet Supports Future Growth

Balance Sheet Metrics as of 03/31/18	
Available Unsecured Debt	$300 million
Net Debt to EBITDA [1]	3.7x
Target Net Debt to EBITDA	4.0x – 5.0x
Fixed Charge Coverage	3.8x
WAVG Debt Maturity	3.3 years
Distribution Rate on NAV	2.3%
Free Cash Flow after Dividends	~$30 million

InvenTrust Capital Structure



Fixed Rate Debt 22%
Variable Rate Debt 6%
Unencumbered[2] 72%

Debt Maturity Schedule



In Millions
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
2018
2019
2020
2021
2022
Thereafter
Mortgage Note Payable
Unsecured Revolver
Unsecured Term Loans

Sun Belt Focused Portfolio


~ 89% of InvenTrust's income comes from our target markets.
Southern California[2] 10.1%
Denver[2] 4.8%
San Antonio 5.4%
Austin 11.8%
Dallas/Ft Worth/Arlington 9.6%
Houston 15.3%
Atlanta 6.9%
Tampa/ St. Petersburg[2] 2.9%
Miami/Ft Lauderdale/ West Palm Beach 5.3%
Orlando 2.0%
Charlotte 4.1%
Raleigh/ Durham 8.7%
DC Metro[2] 2.5%
Target Market
% of 2018F Net Operating Income

81 Open-Air Centers

14.2 Mil SF GLA[1]

Portfolio Located in High Growth Markets [1]

By strategically targeting Sun Belt markets expecting significant near-term population and job growth, InvenTrust expects to have a sizeable advantage to capture future demographic shifts.



Overall Estimated Portfolio Population & Job Growth
('18-'22)
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Population Growth
Job Growth
7.4%
5.4%
4.9%
4.4%
IVT
Peers3



Portfolio TAP Scores2
63
62
61
60
62
62
IVT
Peers3

Current Retail Environment

1. **The economy is strong and consumers are upbeat**
   a) Unemployment at historical lows
   b) Inflation manageable
   c) Consumer confidence in April 2018 at 18 year high

2. **Brick and mortar stores continue to grow**
   a) Chains operating more than 50 locations opened about 4,000 more stores than they closed in 2017[1]
   b) Dozens of pure-play online retailers are opening physical stores for brand awareness and building customer relationships[2]

3. **Shopping center vacancy rates are holding steady**
   a) The national retail vacancy rate held at 5% in the first quarter of 2018[2]
   b) 90% of purchases are made at a physical location[2]
   c) Little new development exists across the country

4. **Grocery assets continue to perform well**
   a) Grocery stores drive traffic as consumers prefer fresh food and prepared items
   b) Top grocers are embracing and investing in technology to boost customer experiences
   c) 3% of sales come from online[3]
   d) "Click & Pick-up" trend is building
      i. In 2018, Kroger will build out another 800 locations, Wal-Mart a 1,000 and Target will fulfill 66% of their ecommerce orders in-store this year[4]

Portfolio Evolution to Grocery Anchored Assets

12/31/2015


Strip Center - No Grocer 8%
Grocery Anchored 27%
Power Center - No Grocer 21%
71% Grocery Anchored[1]
Power Center with Grocer 44%

Q1 2018


Grocery Anchored 32%
Strip Center - No Grocer 3%
Power Center - No Grocer 19%
81% Grocery Anchored[1]
Power Center with Grocer 46%

2020[2]


Grocery Anchored 56%
84% Grocery Anchored[1]
Strip Center - No Grocer 2%
Power Center with Grocer 28%
Power Center - No Grocer 14%

Completed Capital Recycling Impact

InvenTrust has significantly improved the quality of its portfolio and operations with $2.3 billion of transaction volume since embarking on our capital recycling efforts in 2015.

	Acquisitions completed since 2015	**Dispositions completed since 2015**
# Properties	22	53
GLA [1]	4.1 million	7.1 million
Value of Transactions	$1.3 billion	$1.0 billion
Occupancy [2]	95%	90%
ABR PSF [3]	$19.60	$13.38
Improving Household Income	$110,000	$82,000
Improving Population Density	84,000	76,000

Recent Acquisitions – Upgrading the Portfolio

The investable universe is shrinking, making high quality grocery-anchored centers more valuable


TRADER JOE'S

PGA Plaza
Palm Beach Gardens, FL

- ABR PSF - $33.05
- Trader Joe's anchored
- 94% occupied
- 3-mile Avg. HH Income - $97,429
- 3-mile Population – 64,044
- Grocer Sales PSF - $2,619


publix
FOOD & PHARMACY

The Plaza Midtown
Atlanta, Georgia

- ABR PSF - $24.83
- Publix anchored
- 100% occupied
- 3-mile Avg. HH Income - $94,800
- 3-mile Population – 169,600
- Grocer Sales PSF - $926


SPROUTS
FARMERS MARKET

River Oaks Shopping Center
Santa Clarita, California

- ABR PSF - $31.76
- Sprouts anchored
- 97% occupied
- 3-mile Avg. HH Income - $127,100
- 3-mile Population – 95,900
- Grocer Sales PSF - $763

Distribution Rate & Estimated Share Value


Annualized Distribution Rate
$0.0725
$0.0700
$0.0675
$0.0650
$0.0675
$0.0695
$0.0716
3%
3%
2016
2017
2018


Estimated Share Value (NAV)
Implied Cap Rate of 6.3% for 2018
$3.40
$3.30
$3.20
$3.10
$3.00
$3.14
$3.29
$3.14
2016
2017
2018

Experienced Board of Directors & Management Team

Board of Directors



Paula J. Saban – (2004)
Chairperson
25+ years of banking & financial services, including Bank of America



Julian Whitehurst (2016)
CEO of National Retail Properties with over 30 years of retail real estate experience



Thomas Glavin (2007)
CPA with over 30 years of accounting & 20 years of real estate experience



Michael Stein (2016)
40 years of public accounting including prior CFO positions with Nordstrom & Marriott



Stuart Aitken (2017)
15+ years of extensive retail & consumer data analytics experience. Currently Group VP with Kroger.



Scott Nelson (2017)
35 years of retail and real estate experience, including 21 years with Target Corporation



Tom McGuinness (2015)
President & CEO since 2014

Management Team



Tom McGuinness
President & CEO – 35+ years commercial real estate experience



Michael Podboy
EVP, CFO & CIO – 16+ years commercial real estate experience



Ivy Greaner (Starts July 9th)
EVP, COO – 25+ years commercial real estate experience

Why InvenTrust?

- **Premium assets** within select sun belt markets
- **Superior asset quality**: $17.63 ABR PSF [1]
- **Strong management team** able to execute on focused strategic vision & drive operational excellence
- **Flexible capital structure supports growth**: Net Debt/EBITDA target of 4.0x-5.0x
- **Continually evaluating various liquidity options** for our stockholders when market conditions are right.

appendix

Corporate Governance

- **Majority of Board Independent under NYSE Standards**
- **Formed Compensation and Nominating Committee under SEC and NYSE Standards**
- **Established Market-Based Executive and Director Compensation Program**
- **Amended Code of Ethics and Business Conduct**
- **Adopted Corporate Governance Guidelines and New Whistleblower Policy**
- **Second "Say on Pay" Approved by Shareholders at Annual Stockholders Meeting**
- **Appointed 4 New Independent Members to the Board**

Footnotes

Page 3
1. Includes (a) wholly owned retail properties, (b) 100% of value related to IAGM Retail Fund I, LLC ("IAGM"), our joint venture with PGGM Private Real Estate Fund, (c) CDH CDO LLC and Concord Debt Holdings LLC, (d) Downtown Railyard Venture LLC, and (e) cash and marketable securities.
2. Walmart, Target, and warehouse clubs are considered grocers, regardless of whether the box is owned by the REIT or shadow anchored.
3. ABR is annualized base rent as of March 31, 2018 divided by economic occupied square footage. Ground and specialty leases are excluded. ABR calculation excludes GAAP entries.

Page 4
1. Net debt to EBITDA includes marketable securities and IAGM cash at share.
2. Percentage of unencumbered assets is estimated unencumbered asset value divided by gross asset value. Gross asset value includes (a) wholly owned retail properties, (b) properties owned by IAGM at share, (c) CDH CDO LLC and Concord Debt Holdings LLC, and (d) Downtown Railyard Venture LLC.

Page 5
1. GLA includes ground lease square footage.
2. Southern California includes Los Angeles, Riverside/San Bernadino/Ontario (Inland Empire) and San Diego. Denver includes Fort Collins and Colorado Springs. Tampa/St. Petersburg includes Sarasota & Punta Gorda. DC Metro includes Richmond.

Page 6
1. Data per REIS
2. Data per GreenStreet
3. Peers REG, ROIC, KIM, WRT, Federal, RPAI, BRIX

Page 7
1. Data per IHL Research
2. Data per Marcus & Millichap
3. Data per Marcus & Millichap
4. Data per company reports

Page 8
1. Percentages include shadow-anchored grocery store tenants. Walmart, Target and warehouse clubs are considered grocers, regardless of whether the box is owned by the REIT or shadow anchored.
2. Assumes acquiring only grocery properties.

Page 9
1. GLA includes ground lease square footage.
2. Occupancy is as of March 31, 2018, or as of the date of sale, and excludes ground and specialty leases.
3. ABR is annualized base rent as of March 31, 2018, or as of date of sale, divided by economic occupied square footage. Ground and specialty leases are excluded. ABR calculation excludes GAAP entries.

Page 14
1. ABR is annualized base rent as of March 31, 2018 divided by economic occupied square footage. Ground and specialty leases are excluded. ABR calculation excludes GAAP entries.